UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report: October 22, 2003

(Date of earliest event reported)

INTERWOVEN, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-27389	77-0523543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

803 11th Avenue, Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip Code)

(408) 774-2000

(Registrant’s telephone number, including area code)

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release dated October 22, 2003, announcing results for the quarter ended September 30, 2003.*

99.2	Transcript of publicly available October 22, 2003 investor conference call.*

*	These exhibits are furnished with this Current Report on Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and are not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

Item 12.	Results of Operations and Financial Condition.

On October 22, 2003, Interwoven, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003, a copy of which is attached hereto as Exhibit 99.1.

On October 22, 2003, Interwoven, Inc. presented its financial results for the quarter ended September 30, 2003 in a conference call with investors and analysts. The conference call was pre-announced and was available to the public through live teleconference and audio webcast and will continue to be available through audio replay or webcast replay. A copy of the transcript of this call is attached hereto as Exhibit 99.2.

During this conference call, Interwoven, Inc. announced that it expects revenue for the fourth quarter of 2003 to be between $27 and $28 million and revenue for fiscal year 2003 to be between $104 million and $106 million. In addition, Interwoven, Inc. announced its expected loss per share, based on 106 million weighted average shares outstanding for the fourth quarter of 2003 and 105 million weighted average shares outstanding for the fiscal year 2003, to be between $0.03 and $0.08 for the fourth quarter, on a GAAP basis, and between $0.37 and $0.42 for 2003, on a GAAP basis. Interwoven, Inc. also announced that it expects a pro forma loss per share to be between $0.01 and $0.03 for the fourth quarter and between $0.16 and $0.18 for 2003. Expected pro forma loss per share differs from expected GAAP loss per share because it excludes estimated amortization of intangible assets, amortization of deferred stock-based compensation and restructuring charges or expenses. The estimated range of these charges and expenses in the aggregate is between approximately $2 million and $5 million for the fourth quarter and between approximately $21 million and $24 million for 2003. In addition, the foregoing projections exclude any effect of Interwoven, Inc.’s proposed acquisition of iManage, Inc. and the effect of the proposed one-for-four reverse stock split of Interwoven, Inc.’s common stock.

The foregoing projections are forward-looking statements. These statements are based on estimates and information available to Interwoven, Inc. as of October 22, 2003 and are not guarantees of future performance. Actual results could differ materially from these expectations as a result of many factors, including the possibility that the Interwoven/iManage merger does not close or that the companies may be required to modify aspects of the transaction to achieve regulatory approval prior to the closing of the proposed merger; that development of certain products and services may not proceed as planned; that customer acceptance of new product releases may be slower than Interwoven, Inc. anticipates; that customer spending on web initiatives may decline during the current economic downturn, which may be longer than Interwoven, Inc. anticipates; that Interwoven, Inc. and iManage, Inc. are unable to transition customers, successfully execute their integration strategies, or achieve planned synergies; and that the introduction of new products or services by competitors could delay or reduce sales. These and other risks and uncertainties associated with Interwoven, Inc.’s business are described in its most recent annual report on Form 10-K and subsequent Forms 10-Q and 8-K, which are on file with the SEC and available through www.sec.gov.

In addition, during this conference call, Interwoven, Inc. presented a slide in its webcast containing previously reported net loss and net loss per share over the current and the previous seven quarters, on both a GAAP and a pro forma basis. This information, along with a reconciliation to comparable GAAP financial measures, is presented below. Certain reclassifications have been made to the information set forth below to conform to the presentation as of October 22, 2003.

	Three Months Ended
	Dec. 31, 2001	Mar. 31, 2002	June 30, 2002	Sept. 30, 2002	Dec. 31, 2002	Mar. 31, 2003	June 30, 2003	Sept. 30, 2003
Net loss as reported	$(27,313)	$(15,664)	$(13,791)	$(86,623)	$(32,538)	$(9,100)	$(7,194)	$(18,840)
Add back of certain non-cash and cash charges:
Amortization of deferred stock-based compensation	2,157	3,207	58	1,020	595	514	493	475
Amortization of acquired intangible assets	22,109	1,236	1,310	732	444	444	444	657
In-process research and development	—	—	—	—	—	—	599	—
Restructuring charges	—	1,220	7,244	1,179	28,441	1,066	1,311	13,324
Impairment of goodwill	—	—	—	76,431	—	—	—	—

Pro forma net loss	$(3,047)	$(10,001)	$(5,179)	$(7,261)	$(3,058)	$(7,076)	$(4,347)	$(4,384)

Basic pro forma net loss per share	$(0.03)	$(0.10)	$(0.05)	$(0.07)	$(0.03)	$(0.07)	$(0.04)	$(0.04)

Diluted pro forma net loss per share	$(0.03)	$(0.10)	$(0.05)	$(0.07)	$(0.03)	$(0.07)	$(0.04)	$(0.04)

Shares used in computing basic net loss per share	101,237	102,625	103,414	101,859	101,809	102,162	102,638	105,591

Shares used in computing diluted net loss per share	101,237	102,625	103,414	101,859	101,809	102,162	102,638	105,591

Interwoven, Inc. believes that this pro forma information is useful for investors because it excludes expenses that Interwoven, Inc. believes are not indicative of its on-going operations; Interwoven, Inc. believes that the underlying trends in its business are more evident when the information is viewed this way. However, Interwoven, Inc. urges readers to review and consider carefully the GAAP financial information contained in its SEC filings and in earnings releases.

The information contained in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC. (Registrant)

Date:	October 24, 2003	By:	/s/ David M. Allen David M. Allen Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated October 22, 2003 announcing results for the quarter ended September 30, 2003.*

99.2	Transcript of publicly available October 22, 2003 investor conference call.*

*	These exhibits are furnished with this Current Report on Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and are not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.